Fees Summary	Nov. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,910,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,282.72
Total Offset Amount	0.00
Net Fee	$ 2,282.72
Final Prospectus	false